EXHIBIT 10.1

AMENDMENT NO. 1

TO THE ACCELERIZE NEW MEDIA INC.

STOCK OPTION PLAN

------------------------------------------------

As adopted by resolution of the

Board of Directors on May 16, 2007

------------------------------------------------

1.
Section 3 of the Accelerize New Media, Inc. Stock Option Plan (the "Plan") is hereby amended by deleting the number "4,300,000" and inserting the number "10,000,000" in its stead, wherever the same appears.

2.	Except as hereinabove amended, the provisions of the Plan shall remain in full force and effect.